UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Sec. 240.14a-12

Ares Dynamic Credit Allocation Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

c/o Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
For questions about the Proxy Statement, please call (877) 283-0322

March 22, 2022

Dear Stockholder:

Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders of Ares Dynamic Credit Allocation Fund, Inc., a Maryland corporation (the "Fund"), to be held on May 12, 2022.

The matter on which you, as a stockholder of the Fund, are being asked to vote is the election of one of the Fund's directors.

After reviewing the matter carefully, the Board of Directors recommends that you vote FOR the election of the nominee.

The Fund intends to hold the Meeting in virtual format via live webcast due to the public health and travel concerns stockholders may have associated with the coronavirus (COVID-19).

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL AND AUTHORIZE A PROXY TO VOTE YOUR SHARES BY TELEPHONE, BY INTERNET OR BY USING THE ENCLOSED PROXY CARD. IT IS IMPORTANT THAT YOUR PROXY BE AUTHORIZED BY THE CLOSE OF BUSINESS EASTERN TIME ON MAY 11, 2022 IF YOU AUTHORIZE A PROXY BY MAIL, OR BY 11:59 P.M. EASTERN TIME ON MAY 11, 2022 IF YOU AUTHORIZE A PROXY BY TELEPHONE OR INTERNET. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS, WHICH WOULD INCREASE THE COSTS PAID BY ALL STOCKHOLDERS.

Thank you very much for your assistance.

Respectfully,

Ian Fitzgerald
Secretary

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

Notice of the Annual Meeting of Stockholders
May 12, 2022

To the Stockholders of Ares Dynamic Credit Allocation Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Ares Dynamic Credit Allocation Fund, Inc., a Maryland corporation (the "Fund"), will be conducted in virtual format via live webcast on May 12, 2022 at 8:30 a.m. Pacific Time, for the following purposes:

(1)  To consider and vote upon the election of one Class III director, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2025 and until his successor is duly elected and qualifies ("Proposal 1").

(2)  To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

The Board of Directors of the Fund has fixed the close of business on March 14, 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any postponements or adjournments thereof.

The Board of Directors of the Fund unanimously recommends that the stockholders vote FOR the election of the nominee as a Director with respect to the Fund.

You are cordially invited to attend the Meeting virtually via live webcast. Instructions on how to register to attend, vote and ask questions at the Meeting can be found at www.virtualshareholdermeeting.com/ARDC2022. Stockholders who do not expect to attend the Meeting virtually are requested to authorize a proxy by telephone, by Internet or by completing, dating and signing the enclosed proxy card and returning it promptly in the postage-paid reply envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 12, 2022: This Notice, the Proxy Statement, a proxy card for the Fund and the annual report for the Fund are available on the Internet at www.arespublicfunds.com. Requests for an annual report should be made in writing to D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005, or by accessing the Fund's website at www.arespublicfunds.com, or by calling (877) 283-0322 or by sending an e-mail to ares@dfking.com. You are encouraged to review all of the information contained in the proxy materials before voting. It is important that your proxy be authorized by the close of business Eastern Time on May 11, 2022 if you authorize a proxy by mail, or by 11:59 p.m. Eastern Time on May 11, 2022 if you authorize a proxy by telephone or Internet. The Fund has two classes of capital stock outstanding, common stock and preferred stock. The holders of the preferred stock, voting as a class, have the sole right to elect the two directors designated as the preferred stock directors: Ms. Pretlow and Mr. Sachs. Because Mr. Sachs is the sole director whose term is expiring at this year's annual meeting, Mr. Sachs will be voted on solely by the holders of the Fund's preferred stock.

The Fund intends to hold the Meeting in virtual format via live webcast due to public health and travel concerns that stockholders may have with respect to the coronavirus (COVID-19) and the protocols or guidance that federal, state and local governments and agencies such as the Center for Disease Control and World Health Organization may impose.

By order of the Board of Directors of the Fund

Ian Fitzgerald
Secretary

March 22, 2022

PROXY STATEMENT

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS
MAY 12, 2022

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board", the members of which are referred to as "Directors") of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund"), a Maryland corporation, for use at the Annual Meeting of Stockholders (the "Meeting"), to be held in virtual format via live webcast on May 12, 2022 at 8:30 a.m. Pacific Time, and at any postponements or adjournments thereof.

Proxy solicitations will be made, beginning on or about April 1, 2022, by mail, in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of Ares Capital Management II, LLC (the "Investment Manager"). Any stockholder authorizing a proxy has the power to revoke it by executing a superseding proxy by telephone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund prior to the date of the Meeting, or at the virtual Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, "FOR" the election of the nominee as a Director, as described in this Proxy Statement, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting.

The Fund has two classes of capital stock outstanding consisting of common stock (the "Common Stock") and preferred stock (the "Preferred Stock" and together with the Common Stock, the "Shares"). The Fund has three series of Preferred Stock outstanding which are classified as Series A Mandatory Redeemable Preferred Stock, Series B Mandatory Redeemable Preferred Stock and Series C Mandatory Redeemable Preferred Stock. Each Share is entitled to one vote at the Meeting with respect to matters to be voted on by the class to which such Share belongs, with pro rata voting rights for any fractional Shares. No Shares have cumulative voting rights. The holders of the Preferred Stock, voting as a class, however, have the sole right to elect the two directors designated as the Preferred Stock directors: Ms. Pretlow and Mr. Sachs. Because Mr. Sachs is the sole director whose term is expiring at this year's Meeting, Mr. Sachs will be voted on solely by the holders of the Fund's Preferred Stock, with each series voting together as a single class. A quorum of stockholders is constituted by the presence at the virtual Meeting or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast (without regard to class). For voting by the Preferred Stock holders on a matter requiring a separate vote of the Preferred Stock, which is the case at this year's Meeting, the presence in person or by proxy of the holders of Preferred Stock entitled to cast a majority of the votes entitled to be cast by the Preferred Stock on the matter shall constitute a quorum.

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on Proposal 1 will be treated as Shares that are present for quorum purposes and will be voted "FOR" the election of the nominee as a Director. Abstentions are included in the determination of the number of Shares present at the Meeting for purposes of determining the presence of a quorum. If a stockholder of the Fund is present at the virtual Meeting or by proxy at the Meeting but does not cast a vote, the stockholder's Shares will count towards a quorum. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the Meeting may be adjourned by the chairman of the Meeting (as determined pursuant to the Fund's Bylaws). If a quorum is present, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. The chairman of the Meeting may adjourn any meeting of stockholders from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified. The Fund may postpone or cancel a meeting of stockholders by making a public announcement (as defined in the Fund's Bylaws) of such postponement or cancellation prior to the meeting. Notice of the date, time, and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in the Fund's Bylaws.

The Board has fixed the close of business on March 14, 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. As of the record date, the Fund had outstanding 22,914,939 shares of Common Stock, 800,000 shares of Series A Mandatory Redeemable Preferred Stock, 1,200,000 shares of Series B Mandatory Redeemable Preferred Stock and 2,000,000 shares of Series C Mandatory Redeemable Preferred Stock.

Management of the Fund knows of no business, other than that mentioned in Proposal 1 of the Notice of Meeting, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy card to vote in accordance with their discretion.

The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2021. Requests for a report should be made in writing to D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005, or by accessing the Fund's website at www.arespublicfunds.com, or by calling (877) 283-0322 or by sending an e-mail to ares@dfking.com.

IMPORTANT INFORMATION

This Proxy Statement discusses important matters affecting the Fund. Please take the time to read the Proxy Statement, and then authorize a proxy to vote your Shares. You may obtain additional copies of the Notice of Meeting, Proxy Statement and proxy card by calling (877) 283-0322 or by accessing www.arespublicfunds.com. There are multiple ways to authorize a proxy to vote your Shares. Choose the method that is most convenient for you. To authorize a proxy by telephone or Internet, follow the instructions provided on the proxy card. To authorize a proxy by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you authorize a proxy by telephone or Internet. To vote at the virtual Meeting, follow the instructions on how to register to attend and vote at the Meeting, which can be found at www.virtualshareholdermeeting.com/ARDC2022.

PROPOSAL 1
ELECTION OF DIRECTORS

The Fund's Articles of Amendment and Restatement provide that the Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the current Directors of the Fund in each class continue until the Annual Meeting of Stockholders in the year indicated and until their respective successors are duly elected and qualify: Class I, 2023; Class II, 2024; and Class III, 2022. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board members.

The term of Mr. David A. Sachs will expire at the 2022 Annual Meeting of Stockholders of the Fund. At a meeting held on February 15, 2022, the Board nominated Mr. Sachs for election to serve as a Class III Director of the Fund until the Fund's 2025 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the election of Mr. Sachs to serve for a term for the Fund expiring on the date on which the Annual Meeting of Stockholders of the Fund is held in 2025, and until his successor is duly elected and qualifies. The nominee has indicated that he will serve if elected. If the nominee should be unable to serve, an event not currently anticipated, the proxies will be voted for such person, if any, as is designated by the Board to replace the nominee. Under the Fund's charter and the Investment Company Act of 1940 , as amended (the "1940 Act"), holders of the Fund's Preferred Stock, voting as a separate class, are entitled, to the exclusion of holders of Common Stock, to elect two Directors, and holders of the Fund's Common Stock and Preferred Stock, voting together as a single class, are entitled to elect the remaining Directors. The holders of the Fund's outstanding Preferred Stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Fund's Preferred Stock are in arrears for two full years. No dividend arrearages exist as of the date of this Proxy Statement. Ms. Pretlow and Mr. Sachs are currently the Directors elected solely by the holders of the Fund's Preferred Stock. A quorum of the Preferred Stockholders must be present in person or by proxy at the Meeting in order for the proposal to elect Mr. Sachs to be considered. If you submit a proxy and do not indicate whether your vote should be cast for or against the proposal, your Shares will be voted "FOR" the election of the nominee as a Director. The Fund's Directors are not required to attend the Meeting. All of the Directors of the Fund then in office attended the Fund's Annual Meeting of Stockholders held on May 11, 2021.

Information Concerning the Nominee and Members of the Board of Directors

The following table provides information concerning the nominee and other members of the Board. The Board consists of five Directors, three of whom are not "interested persons" of the Fund, as that term is defined in Section 2(a)(19) of the 1940 Act(each, an "Independent Director"). The terms of the Class I and Class II Directors do not expire this year.

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Other Public Company Board Memberships During Past Five Years
Interested Directors/Nominee(2)
David A. Sachs† 1956	Director and Chairman of the Board	Since 2011***	Partner, Ares Management Corporation ("Ares")	Terex Corporation; CION Ares Diversified Credit Fund
Seth J. Brufsky 1966	Director, President, Chief Executive Officer and portfolio manager of the Fund	Since 2012**	Partner, Co-Head and Portfolio Manager of Global Liquid Credit in the Ares Credit Group; member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the Fund's Investment Committee	None
Independent Directors
Paula B. Pretlow† 1955	Director	Since 2021*	Prior to 2012, Senior Vice President, The Capital Group Companies	The Kresge Foundation; The Harry & Jeanette Weinberg Foundation; Northwestern University; CION Ares Diversified Credit Fund
John J. Shaw 1951	Director	Since 2012**	Independent Consultant; prior to 2012, President, Los Angeles Rams	CION Ares Diversified Credit Fund
Bruce H. Spector 1942	Director	Since 2014*	Independent Consultant; from 2007 to 2015, Senior Advisor, Apollo Global Management, LLC (private equity)	CION Ares Diversified Credit Fund

  (1)  The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

  (2)  "Interested person," as defined in the 1940 Act, of the Fund. Messrs. Sachs and Brufsky are interested persons of the Fund due to their affiliation with the Investment Manager.

  *  Term continues until the Fund's 2023 Annual Meeting of Stockholders and until their successor is duly elected and qualifies.

  **  Term continues until the Fund's 2024 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

  ***  Nominee to serve, if elected, until the Fund's 2025 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

  †  Preferred Stock elected Director.

During the fiscal year ended December 31, 2021, the Board met eight times. Each Director then serving in such capacity attended at least 75% of the aggregate number of meetings of the Board and of any committee of the Board of which he or she is a member. Effective as of December 14, 2021, James K. Hunt resigned from his position as a member of the Board and from all committees of the Board and the size of the Board decreased from six Directors to five Directors. Mr. Hunt's resignation from the Board was not due to any disagreements with the Fund or relating to any matter relating to the Fund's operations, policies or practices.

Leadership Structure, Composition and Role of Board of Directors of the Fund in Risk Oversight

The 1940 Act requires that at least 40% of the Directors be Independent Directors. Certain exemptive rules promulgated under the 1940 Act require that a majority of the Directors be Independent Directors. Currently, three of the five Directors (60%) of the Fund are Independent Directors. The Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Board, regardless of whether the Director happens to be independent or a member of management.

The Board has determined that their leadership structure, in which the Chairman of the Board is an interested person of the Fund, is appropriate because the Independent Directors believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Fund. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key factor for assuring that they are in a position to do so is for the directors who are independent of management to constitute a majority of the Board. In addition, the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel and between management and the Independent Directors. Bruce H. Spector is the lead Independent Director.

The Board performs its risk oversight function primarily through (a) its two standing committees, the Audit Committee and the Nominating and Governance Committee, which report to the entire Board and are comprised solely of Independent Directors, and (b) monitoring by the Fund's Chief Compliance Officer in accordance with the Fund's compliance policies and procedures. The Board retains the responsibility for: (1) conducting periodic reviews of the Fund's investment portfolio and investment performance, (2) approving and amending the Fund's investment guidelines, (3) approving the appointment and retention terms of the Investment Manager and the Fund's other service providers and officers, and (4) providing risk management oversight by reviewing and monitoring the services and activities provided by the Investment Manager and other service providers and officers.

As described below in more detail under "Committees of the Board of Directors," the Audit Committee and the Nominating and Governance Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee's risk oversight responsibilities include overseeing the Fund's accounting and financial reporting processes, the Fund's systems of internal controls regarding finance and accounting and audits of the Fund's financial statements and discussing with management the Fund's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Fund's risk assessment and risk management policies. The Nominating and Governance Committee's risk oversight responsibilities include selecting, researching and nominating directors for election by the Fund's stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. The Audit Committee and the Nominating and Governance Committee consist solely of Independent Directors.

The Board performs its risk oversight responsibilities with the assistance of the Fund's Chief Compliance Officer. The Fund's Chief Compliance Officer periodically makes reports to the Board regarding the Fund's compliance program and prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of the Fund's service providers. The Chief Compliance Officer's report, which is reviewed by the Board, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Fund and certain of the Fund's service providers since the Chief Compliance Officer's last report; (b) any material changes to such policies and procedures since the Chief Compliance Officer's last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any material compliance matter that has occurred since the date of the Chief Compliance Officer's last report about which the Board would reasonably need to know to oversee the Fund's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

The Fund believes that the extent of the Board's (and its committees') role in risk oversight complements the Board's leadership structure because it allows the Fund's Independent Directors, through the two fully independent Board committees, a lead Independent Director, executive sessions with the Chief Compliance Officer and auditor and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

Committees of the Board of Directors

The Board has established an Audit Committee and a Nominating and Governance Committee. The Fund does not have a Compensation Committee because closed-end management investment companies, such as the Fund, are exempt from the requirement to have a compensation committee under the applicable New York Stock Exchange ("NYSE") rules.

Audit Committee. The members of the Audit Committee are Paula B. Pretlow, John J. Shaw and Bruce H. Spector, each of whom is an Independent Director for purposes of the 1940 Act and the NYSE's corporate governance regulations. Mr. Hunt resigned from the Audit Committee, effective as of December 14, 2021. Effective as of December 14, 2021, Ms. Pretlow was appointed to serve as chair of the Audit Committee. Ms. Pretlow and Mr. Shaw have each been determined to be an Audit Committee Financial Expert for the Fund. The Audit Committee is responsible for approving the Fund's independent accountants, reviewing with the Fund's independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund's independent accountants, reviewing the independence of the Fund's independent accountants and advising the Board with respect to the valuation of portfolio assets. The Audit Committee met four times during the fiscal year ended December 31, 2021. The Audit Committee's charter is available on the Fund's website at (www.arespublicfunds.com).

Nominating and Governance Committee. The members of the Nominating and Governance Committee are Paula B. Pretlow, John J. Shaw and Bruce H. Spector, each of whom is an Independent Director for purposes of the 1940 Act and the NYSE's corporate governance regulations. Mr. Hunt resigned from the Nominating and Governance Committee, effective as of December 14, 2021. Mr. Spector serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for selecting, researching and nominating Directors for election by the Fund's stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. The Nominating and Governance Committee met three times during the fiscal year ended December 31, 2021. The Nominating and Governance Committee's charter is available on the Fund's website at (www.arespublicfunds.com).

The Nominating and Governance Committee may consider recommendations for nomination of individuals for election as Directors from stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by the Fund's Bylaws) and received at the Fund's principal executive offices not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which the Fund first mailed its proxy materials for the previous year's Annual Meeting of Stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received no earlier than the 150th day prior to the date of such annual meeting nor later than 5:00 p.m., Eastern Time, on the later of (a) the 120th day prior to the date of such annual meeting or (b) the 10th day following the day on which public announcement of such meeting date is first made.

Director Qualifications

The Nominating and Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Fund and its stockholders. In considering possible candidates for election as a Director, the Nominating and Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting Directors who:

•  are of high character and integrity;

•  are accomplished in their respective fields, with superior credentials and recognition;

•  have relevant expertise and experience upon which to be able to offer advice and guidance to  management;

•  have sufficient time available to devote to the affairs of the Fund;

•  are able to work with the other members of the Board and contribute to the success of the Fund;

•  can represent the long-term interests of the Fund's stockholders as a whole; and

•  are selected such that the Board represents a range of backgrounds and experience.

The Nominating and Governance Committee does not have a formal policy regarding the consideration of diversity in identifying Director candidates. However, the Nominating and Governance Committee may consider whether a potential nominee's professional experience, education, skills, and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.

The following is a summary of the experience, qualifications, attributes and skills of each Director and Director nominee that support the conclusion that each Director and Director nominee should serve as a Director of the Fund.

The Board believes that each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Directors' ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Investment Manager, other service providers, counsel and the auditor, and to exercise effective business judgment in the performance of their duties, support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Director. The Directors have not set a mandatory retirement age.

Each Director, except for Ms. Pretlow, has served on the Board of the Fund for five or more years. Ms. Pretlow was appointed to the Board of the Fund effective February 16, 2021. Mr. Sachs has substantial experience as a founding member and Partner of Ares Management Corporation ("Ares") and advising clients with respect to the credit markets. Mr. Brufsky has substantial experience as a founding member and Partner of Ares and advising clients with respect to the credit markets. Mr. Shaw has substantial experience as a senior executive of an operating company and as a business consultant. Mr. Spector has substantial experience as a senior advisor for a private equity firm, practicing law and advising clients with respect to restructurings, insolvency reorganizations and related bankruptcy matters, and as a business consultant. Ms. Pretlow has substantial experience as a financial and business executive in the asset management industry. References to the experience, qualifications, attributes and skills of Directors are pursuant to requirements of the U.S. Securities and Exchange Commission ("SEC"), do not constitute holding out the Board or any Director as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

Interested Directors

David A. Sachs. Mr. Sachs is a Partner in the Ares Strategy and Relationship Management Group, where he focuses on the Ares Credit Group's publicly traded funds, strategic growth opportunities for Ares and facilitating the sharing of credit knowledge across the Ares platform. He serves as a Director and Chairman of the Board of ARDC and is an interested trustee of CION Ares Diversified Credit Fund ("CADC"). Additionally, Mr. Sachs serves as a member of Ares Credit Group, Private Equity Group and Real Estate Group fund investment committees and the Ares Equity Income Opportunity Strategy Portfolio Review Committee. Prior to joining Ares in 1997, Mr. Sachs was a Principal of Onyx Partners, Inc., where he focused on merchant banking and related capital raising activities in the private equity and mezzanine debt markets. Previously, he also worked with Taylor & Co., an investment manager providing investment advisory and consulting services to members of the Bass Family of Fort Worth, Texas, and Columbia Savings and Loan Association as Executive Vice President, where he was responsible for asset-liability management and running the investment management department. Mr. Sachs serves as the Non-Executive Chairman of Terex Corporation, on the Board of Konecranes and is on the Board of Trustees and the McCormick Advisory Council at Northwestern University. He holds a B.S. from Northwestern University in Industrial Engineering and Management Science.

Seth J. Brufsky. Mr. Brufsky is a Partner in the Ares Credit Group, Co-Head of Global Liquid Credit, and a Portfolio Manager. Mr. Brufsky also serves as a Director, President, Chief Executive Officer and Portfolio Manager of ARDC. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. Prior to joining Ares in 1998, Mr. Brufsky was a member of the Corporate Strategy and Research Group of Merrill Lynch & Co., where he focused on analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team during each year of his tenure. Previously, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization. Mr. Brufsky holds a B.S. from Cornell University in Applied Economics and Business Management and an M.B.A., with honors, from the University of Southern California Marshall School of Business in Finance, where he was awarded the Glassick Scholarship for academic achievement.

Independent Directors

Paula B. Pretlow. Ms. Pretlow has spent her career as a financial and business development executive. From 1999 to 2011, she was with the Capital Group Companies and was Senior Vice President. Prior to joining the Capital Group Companies, Ms. Pretlow was Senior Vice President of Montgomery Asset Management from 1998 to 1999 and Senior Vice President of Chancellor LGT Asset Management from 1997 to 1998. From 1992 to 1997, Ms. Pretlow was Principal of BlackRock (formerly Barclays Global Investors). Ms. Pretlow received her B.A. from Northwestern University and M.B.A. from Northwestern University's Kellogg School of Management. In addition to serving as an Independent Director and chair of the Audit Committee of ARDC, Ms. Pretlow serves as an independent trustee and chair of the Audit Committee of CADC.

John J. Shaw. Mr. Shaw is an independent consultant. In addition to serving as an Independent Director of ARDC, Mr. Shaw serves as an independent trustee of CADC. From 1995 to 2011, he was the President of the St. Louis Rams. Mr. Shaw joined the St. Louis Rams organization in 1980 acting first as Vice-President Finance, Controller/Treasurer from 1980 to 1982 and acting as Executive Vice-President from 1982 to 1995. Prior to joining the St. Louis Rams, Mr. Shaw worked for Arthur Anderson & Co. as a tax adviser from 1977 to 1980. Between 1985 and 2008, Mr. Shaw was a member of the executive committee of the NFL Management Council and has served as a member of the NFL Finance Committee as an executive committee member of NFL Properties. Mr. Shaw received his B.S. from the University of San Diego in 1973 where he graduated as valedictorian of his class and his Juris Doctor from New York University School of Law in 1976.

Bruce H. Spector. Mr. Spector is an independent consultant. In addition to serving as an Independent Director and chairman of the Nominating and Governance Committee of ARDC, Mr. Spector serves as an independent trustee and chairman of the Nominating and Governance Committee of CADC. From 2007 to 2015, Mr. Spector was available to serve as a senior advisor at Apollo Global Management, LLC (f/k/a Apollo Management, L.P.) in the area of development of strategy and tactics in corporate restructuring. From 1992 to 2007, Mr. Spector was a partner at Apollo. In this position Mr. Spector led or was a key member of deal teams in purchasing a number of companies, participating in the management of those companies as a member of their board of directors, and ultimately playing a leadership role in managing the sale of Apollo's ownership interest in each company. From 1967 to 1992, Mr. Spector was an attorney at the law firm of Stutman, Treister & Glatt, spending a substantial amount of that time as senior partner and head of the firm's executive committee. Mr. Spector's practice at Stutman, Treister & Glatt specialized in restructurings, insolvency reorganizations and related bankruptcy matters. Mr. Spector received his B.A. from the University of Southern California where he graduated magna cum laude in 1964 and holds a Juris Doctor from University of California at Los Angeles where he graduated summa cum laude in 1967.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Fund's officers and Directors, and beneficial owners of more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Based solely on its review of Form 3 and Form 4 and any amendments thereto filed electronically with the SEC during the most recently completed fiscal year, the Fund believes that all such filing requirements applicable to such persons were met.

Ares' Responsible Investment, Community Involvement and Employee Diversity, Equity and Inclusion

The Fund's Investment Manager is a subsidiary of Ares, a publicly traded, leading global alternative investment manager. In recognition of the importance of considering environmental, social and governance ("ESG") factors in its investment and portfolio management processes, Ares has adopted a Responsible

Investment Policy which is based on Ares's adherence to the United Nations Principles for Responsible Investment (PRI) as a signatory and applies to all asset classes, industries and countries in which Ares invests.

Ares's commitment to generating a positive impact extends beyond its investment practices to its people and communities. Ares actively supports local communities and charities through firm-wide sponsorships, board positions, charitable donations and grass roots volunteerism. Through Ares In Motion ("AIM") program, Ares offers a variety of opportunities that serve its diverse communities and engage its team members in a meaningful way.

Ares has advised the Fund that it believes that its people and culture are the most critical strategic drivers of its success as a firm. Ares has also advised the Fund that it believes creating a welcoming and inclusive work environment with opportunities for growth and development is essential to attracting and retaining a high-performance team, which is in turn necessary to drive differentiated outcomes. Ares believes that the unique culture, which centers upon values of collaboration, responsibility, entrepreneurialism, self-awareness and trustworthiness, makes it a preferred place for top talent at all levels to build a long-term career within the alternative asset management industry. Ares invests heavily in its human capital efforts, including (i) talent management, (ii) diversity, equity and inclusion, (iii) employee health and wellness and (iv) philanthropy. As of December 31, 2021, Ares had over 2,100 employees located in over 40 offices in more than 15 countries.

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Officers
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager of ARDC	Since 2012

Mr. Brufsky is a Partner, Co-Head and Portfolio Manager of Global Liquid Credit in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the ARDC Investment Committee.

Penni F. Roll 1965	Treasurer	Since 2016

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She serves as the Chief Financial Officer of Ares Capital Corporation ("ARCC") and Treasurer of ARDC and CADC. She may additionally from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. She also serves as a member of the Ares Diversity, Equity and Inclusion Council. She previously served as Chief Financial Officer of ARDC from October 2016 to September 2017. Ms. Roll joined Ares in April 2010.

Lisa Morgan 1976	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2019

Ms. Morgan is a Managing Director and Head of Regulatory Compliance in the Ares Compliance Department. She also serves as the Chief Compliance Officer of ARCC and CADC. Ms. Morgan joined Ares in September 2017.

Scott Lem 1977	Chief Financial Officer	Since 2016

Mr. Lem is a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of ARCC. He also serves as Chief Financial Officer of CADC. He previously served as Assistant Treasurer of ARCC from May 2009 to May 2013 and Treasurer of ARDC from October 2016 to September 2017. Mr. Lem joined Ares in 2003.

Ian Fitzgerald 1975	General Counsel and Secretary Vice President and Assistant Secretary	Since 2019 2017-2019

Mr. Fitzgerald is a Managing Director and Associate General Counsel (Credit) in the Ares Legal Group, where he focuses on credit matters. Additionally, Mr. Fitzgerald serves as Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. ("IHAM") and Vice President and Assistance Secretary of Ivy Hill Asset Management GP, LLC, IHAM's General Partner. Mr. Fitzgerald joined Ares in 2010.

Keith Ashton 1967	Vice President and Portfolio Manager of ARDC	Since 2013

Mr. Ashton is a Partner, Portfolio Manager and Co-Head of Alternative Credit in the Ares Credit Group and Portfolio Manager of ARDC. Additionally, he serves as a member of the Ares Credit Group's Alternative Credit Executive Committee, Alternative Credit Investment Committee, the ARDC Investment Committee, the Ares Pathfinder Fund and Pathfinder Core Fund Investment Committees and the Ares Diversity, Equity and Inclusion Council. Mr. Ashton has also served as a Vice President of ARDC since 2013 and one of four Portfolio Managers of ARDC since 2012. Mr. Ashton joined Ares in 2011.

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Daniel Hayward 1985	Vice President	Since 2016

Mr. Hayward is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Mr. Hayward joined Ares in 2012.

Charles Arduini 1969	Vice President and Portfolio Manager of ARDC	Since 2018

Mr. Arduini is a Partner and Portfolio Manager in the Ares Credit Group, where he focuses on alternative credit investments. Additionally, he serves as a member of the Ares Credit Group's Pathfinder Core Fund and ARDC Investment Committee. Mr. Arduini joined Ares in 2011.

Samantha Milner 1978	Vice President and Portfolio Manager of ARDC	Since 2018

Ms. Milner is a Partner, Portfolio Manager and Head of U.S. Liquid Credit Research in the Ares Credit Group, where she is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, she serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the ARDC Investment Committee. She also serves on the Ares Diversity, Equity and Inclusion Council. Ms. Milner joined Ares in 2004.

Jason Duko 1977	Vice President	Since 2018

Mr. Duko is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Duko was a Portfolio Manager at PIMCO, where he managed bank loan assets across a broad range of investment strategies and was responsible for secondary loan trading across all sectors. Previously, Mr. Duko was an Associate Portfolio Manager at Lord Abbett & Co. LLC, where he focused on its leveraged loan business, portfolio management, trading decisions and marketing.

Kapil Singh 1971	Vice President	Since 2018

Mr. Singh is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. high yield credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Singh was a Portfolio Manager in the Global Developed Credit Group at DoubleLine Capital, where he managed high yield bonds across strategies and portfolios in a variety of investment vehicles. Previously, Mr. Singh was a Senior Analyst at the Post Advisory Group, where he managed high yield bonds and leveraged loans within the energy sector. In addition, Mr. Singh was Co-Portfolio Manager and Senior Credit Analyst at Four Corners Capital, a subsidiary of Macquarie Funds Group. He also held positions at Bradford & Marzec, PPM America and Heller Financial.

Joshua Bloomstein 1973	Vice President and Assistant Secretary	2019

Mr. Bloomstein serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares, where he focuses on credit matters. He is General Counsel, Vice President and Secretary of ARCC and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. Additionally, he serves as Vice President and Assistant Secretary of CADC. Mr. Bloomstein joined Ares in 2006.

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Naseem Sagati Aghili 1981	Vice President and Assistant Secretary	2019

Ms. Sagati Aghili is General Counsel and Secretary of Ares Management Corporation. She is a Partner in and Head of the Ares Legal Group and additionally serves on the Ares Executive Management Committee, Enterprise Risk Committee, Communications Committee and the Ares Diversity, Equity and Inclusion Council. She also serves as Vice President of ARCC, ARDC and CADC. Prior to being named the firm's General Counsel in 2020, Ms. Sagati Aghili served in a variety of roles at Ares, including most recently Co-General Counsel and General Counsel, Private Equity. Ms. Sagati Aghili joined Ares in 2009.

  (1)  The address of each officer is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by Directors and the nominee for Director as of March 14, 2022.

Name of Director/Nominee(1)	Dollar Range of Equity Securities in the Fund(2)
Interested Directors
David A. Sachs	Over $100,000
Seth J. Brufsky	Over $100,000
Independent Directors
Paula B. Pretlow	None
Bruce H. Spector	Over $100,000
John J. Shaw	Over $100,000

  (1)  All are current Directors.

  (2)  Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000 or Over $100,000.

As of March 14, 2022, the Directors and officers of the Fund as a group beneficially owned less than 1% of the Fund's outstanding shares of common stock. None of the Directors owned any shares of Preferred Stock.

As of March 14, 2022, none of the Independent Directors of the Fund or their immediate family members owned beneficially or of record any securities in the Investment Manager or its parent, Ares Management Corporation.

Transactions with and Remuneration of Officers and Directors

The following table sets forth the compensation paid by the Fund to the Directors during the fiscal year ended December 31, 2021. The Directors who are "interested persons," as defined in the 1940 Act, of the Fund and the Fund's officers do not receive compensation from the Fund. Under the Fund's advisory agreement, however, the Investment Manager may seek reimbursement from the Fund for the costs of certain administrative services provided to the Fund by the Investment Manager and its affiliates. The Fund currently pays each Independent Director an annual fee of $50,000. The lead Independent Director of the Fund and the Chair of the Audit Committee each receive an additional annual fee of $5,000. The Fund's current lead Independent Director is Mr. Spector and the Audit Committee Chair is Ms. Pretlow.

Name of Director/Nominee	Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses
Interested Directors/Nominee
David A. Sachs	None	None
Seth J. Brufsky	None	None
Independent Directors
James K. Hunt(1)	$55,000	None
Paula B. Pretlow(2)	$43,611	None
John J. Shaw	$50,000	None
Bruce H. Spector	$55,000	None

  (1)  Mr. Hunt resigned from the Board, effective as of December 14, 2021.

  (2)  Ms. Pretlow became a Director on February 16, 2021.

Broker Non-Votes

Brokers holding Shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on Proposal 1 before the Meeting. Under the rules of the NYSE, such brokers may, for certain "routine" matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers' request for voting instructions. Proposal 1 is a "routine" matter and, accordingly, beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the election of the nominee as a Director. Consequently, a properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner's Shares should be voted on Proposal 1 may be deemed an instruction to vote such Shares in favor of the election of the nominee as a Director.

Stockholder Approval

Election of the listed nominee for Director requires the affirmative vote of the holders of a majority of the shares of Preferred Stock outstanding and entitled to vote thereon. If you submit a proxy and do not indicate whether your vote should be cast for or against the proposal, your shares will be voted "FOR" the election of the nominee as a Director.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE.

GENERAL INFORMATION

Investment Adviser

Ares Capital Management II LLC (the "Investment Manager") serves as the Fund's investment adviser. The principal executive office of the Investment Manager is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Fund Administration

State Street Bank and Trust Company ("State Street") acts as administrator to the Fund pursuant to an Administration Agreement between State Street and the Fund. The principal business address of State Street is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Investor Support Services

Destra Capital Investments LLC ("Destra") provides investor support services to the Fund pursuant to an Investor Support Services Agreement between Destra and the Fund. The principal business address of Destra is One North Wacker Drive, 48th Floor, Chicago, Illinois 60606.

Independent Registered Public Accounting Firm

Ernst & Young LLP ("EY") has been selected to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2022. The engagement of EY as the Fund's independent registered public accounting firm was approved by the Audit Committee of the Board of Directors and ratified by the full Board of Directors of the Fund.

EY served as the Fund's independent registered public accounting firm for the fiscal years ended December 31, 2020 and 2021, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund's federal income tax returns. EY also performed other professional audit and certain allowable non-audit services, including tax services, when the Fund engaged it to do so. Set forth in the table below are the audit fees and non-audit related fees billed to the Fund by EY for professional services for the fiscal years ended December 31, 2020 and 2021.

Fiscal Year Ended December 31	Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees***
2020	$106,000	$0	$25,550	$0
2021	$103,000	$12,100	$18,200	$0

  *  "Audit-Related Fees" include assurances and related services that were reasonably related to the performance of the audit or review of the Fund's financial statements and were not reported under the Audit Fees column.

  **  "Tax Fees" include the aggregate fees billed by EY for professional services related to tax compliance, tax advice and tax planning (consisting of a review of the Fund's income tax returns and tax distribution requirements).

  ***  "All Other Fees" include the aggregate fees billed for products and services provided by EY, other than the reported services.

Audit Committee Pre-approval. The Audit Committee's policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent registered public accounting firm may be waived by the Audit Committee under certain circumstances. For the fiscal years ended December 31, 2020 and 2021, the Fund's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by EY. All of the audit, audit-related, tax and other services described above for which EY billed the Fund fees for the fiscal years ended December 31, 2020 and 2021 were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2020 and 2021, aggregate non-audit fees billed by EY for services rendered to the Fund were $0 and $0, respectively.

For the fiscal years ended December 31, 2020 and 2021, aggregate non-audit fees billed by EY for services rendered to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund ("Affiliated Service Providers") were $0 and $0, respectively.

EY notified the Audit Committee of all non-audit services that were rendered by EY to the Affiliated Service Providers of the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Audit Committee to consider whether such services were compatible with maintaining EY's independence.

The Fund expects that a representative of EY will be present at the Meeting, and will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund's audited financial statements for the fiscal year ended December 31, 2021 with management of the Fund and with EY, and has discussed with EY the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter on auditor independence from EY required by Independence Standards Board No. 1 (Independence Standards Board No. 1, Independence Discussion with Audit Committees), as may be modified or supplemented, and has discussed with EY its independence. Based on the Audit Committee's review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board that the audited financial statements of the Fund for the fiscal year ended December 31, 2021 be included in its annual report to stockholders and that the Fund's annual report be filed with the SEC.

Ms. Paula B. Pretlow—Audit Committee Chair

Mr. John J. Shaw—Audit Committee Member

Mr. Bruce H. Spector—Audit Committee Member

Security Ownership of Certain Beneficial Owners

Set forth below is information with respect to persons or organizations that are known to the Fund to be beneficial owners of more than 5% of the Fund's outstanding Shares as of March 14, 2022. This information is based on the Fund's records and publicly available information such as Schedule 13D, Schedule 13G and Form 13F disclosures filed with the SEC.

Name and Address	Shares of Common Stock Held	Percentage of Common Stock Held
First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,772,046	7.72	%(a)
First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
Guggenheim Capital, LLC 227 West Monroe Street Chicago, Illinois 60606	1,391,060	6.07	%(b)
Guggenheim Partners, LLC 227 West Monroe Street Chicago, Illinois 60606
GI Holdco II LLC 330 Madison Avenue New York, New York 10017
GI Holdco LLC 330 Madison Avenue New York, New York 10017
Guggenheim Partners Investment Management Holdings, LLC 330 Madison Avenue New York, New York 10017

  (a)  First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their amended Schedule 13G jointly with the SEC on January 26, 2022 and beneficially owned shares of the Fund in the aggregate amount of 1,772,046, or 7.72% of the Fund's outstanding Common Stock. First Trust Portfolios L.P. owned 0 shares of Common Stock of the Fund with shared voting power and 1,476,329 shares of Common Stock of the Fund with shared dispositive power. First Trust Advisors L.P. and The Charger Corporation each owned 295,717 shares of Common Stock of the Fund with shared voting power and 1,772,046 shares of Common Stock of the Fund with shared dispositive power.

  (b)  Guggenheim Capital, LLC, Guggenheim Partners, LLC, GI Holdco II LLC, GI Holdco LLC and Guggenheim Partners Investment Management Holdings, LLC filed their Schedule 13G jointly with the SEC on February 14, 2022 and beneficially owned shares of the Fund in the aggregate amount of 1,391,060, or 6.07% of the Fund's outstanding Common Stock. Guggenheim Capital, LLC, Guggenheim Partners, LLC, GI Holdco II LLC, GI Holdco LLC and Guggenheim Partners Investment Management Holdings, LLC each owned 1,391,060 shares of Common Stock of the Fund with shared voting power and 1,391,060 shares of Common Stock of the Fund with shared dispositive power.

Name and Address	Shares of Preferred Stock Held	Percentage of Preferred Stock Held
Thrivent Financial for Lutherans 901 Marquette Avenue, Suite 25 Minneapolis, Minnesota 55402	760,000	19.00%
Athene Annuity and Life Company Athene Annuity & Life Assurance Company 7700 Mills Civic Parkway West Des Moines, Iowa 50266	760,000	19.00%
Sun Life Assurance Company of Canada One York Street Toronto, Ontario Canada M5J OB6	560,000	14.00	%(a)
Sun Life Financial Inc. One York Street Toronto, Ontario Canada M5J OB6
Principal Life Insurance Company Principal Life Insurance Company— Principal PRT Separate Account 711 High Street Des Moines, Iowa 50392	360,000	9.00%
Voya Retirement Insurance and Annuity Company 5780 Powers Ferry Road, NW Suite 300 Atlanta, Georgia 30327	288,000	7.20%
The Guardian Life Insurance Company of America 10 Hudson Yards New York, New York 10001	280,000	7.00	%(b)
Minnesota Life Insurance Company Attn: Securian Asset Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101-2098	223,000	5.58	%(c)
Arch Reinsurance Ltd. Waterloo House 100 Pitts Bay Road Pembroke HM 08 Bermuda	200,000	5.00%

  (a)  Sun Life Assurance Company of Canada and Sun Life Financial Inc. filed their amended Schedule 13G jointly with the SEC on February 14, 2022 and beneficially owned shares of the Fund in the aggregate amount of 560,000, or 14.00% of the Fund's outstanding Mandatory Redeemable Preferred Stock. Sun Life Assurance Company of Canada owned 240,000 shares of Series A Mandatory Redeemable Preferred Stock ("Series A Preferred Stock") of the Fund with sole voting power and 240,000 shares of Series A Preferred Stock of the Fund with sole dispositive power. Sun Life Assurance Company of Canada owned 320,000 shares of Series C Mandatory Redeemable Preferred Stock ("Series C Preferred Stock") of the Fund with sole voting power and 320,000 shares of Series C Preferred Stock of the Fund with sole dispositive power. Sun Life Financial Inc. owned 240,000 shares of Series A Preferred Stock of the Fund with shared voting power and 240,000 shares of Series A Preferred Stock of the Fund with shared dispositive power. Sun Life Financial Inc. owned 320,000 shares of Series C Preferred Stock of the Fund with shared voting power and 320,000 shares of Series C Preferred Stock of the Fund with shared dispositive power.

  (b)  The Guardian Life Insurance Company of America filed its Schedule 13G with the SEC on February 15, 2022 and beneficially owned shares of the Fund in the aggregate amount of 280,000, or 7.00% of the Fund's outstanding Mandatory Redeemable Preferred Stock. The Guardian Life Insurance Company of America owned 280,000 shares of Series C Preferred Stock of the Fund with sole voting power and 280,000 shares of Series C Preferred Stock of the Fund with sole dispositive power.

  (c)  Minnesota Life Insurance Company filed its Schedule 13G with the SEC on February 14, 2022 and beneficially owned shares of the Fund in the aggregate amount of 223,000, or 5.58% of the Fund's outstanding Mandatory Redeemable Preferred Stock. Minnesota Life Insurance Company owned 223,000 shares of Series B Mandatory Redeemable Preferred Stock ("Series B Preferred Stock") of the Fund with sole voting power and 223,000 shares of Series B Preferred Stock of the Fund with sole dispositive power.

Credit Agreement

On June 8, 2020, the Fund entered into an amended credit agreement with State Street Bank and Trust Company (the "Lender") in which the Lender agreed to make loans up to $212 million to the Fund under a revolving credit facility (the "Credit Facility") secured by certain assets of the Fund. Loans under the Credit Facility generally bear interest at the applicable LIBOR rate plus 0.95%. At February 28, 2022, the amount outstanding under the Credit Facility was $137,495,284.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Investment Manager. The Fund has retained D.F. King & Co., Inc. to assist in the proxy solicitation. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will pay a fee of $4,500 to D.F. King & Co., Inc. If requested, the Fund will reimburse banks, brokers, and other persons holding the Fund's Shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such Shares.

In the event that sufficient votes in favor of the proposals set forth in the Notice of this Meeting are not received by May 12, 2022, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The chairman of the Meeting may, in his discretion and without any action by the stockholders of the Fund, take action to recess or adjourn the Meeting to a later date and time at a place announced at the Meeting. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy will vote thereon according to their discretion.

Stockholders who want to communicate with the Board or any individual Director should write the Fund, c/o Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. Stockholders may communicate with the Board or any individual Director electronically by sending an e-mail to AresCEFDirectors@aresmgmt.com. Correspondence should be addressed to the Board or the Director(s) with whom you wish to communicate.

Stockholder Proposals

In order to submit a stockholder proposal to be considered for inclusion in the Fund's proxy statement for the Fund's 2023 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067) not later than November 19, 2022. Rule 14a-8 under the 1934 Act ("Rule 14a-8") specifies a number of procedural and eligibility requirements to be satisfied by a stockholder submitting a proposal for inclusion in the Fund's proxy materials pursuant to this Rule. Any stockholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund's Bylaws require stockholders that wish to nominate Directors or make proposals to be voted on at the Fund's Annual Meeting of Stockholders (and which are not proposed to be included in the Fund's proxy materials pursuant to Rule 14a-8 under the 1934 Act) to provide timely notice of the nomination or proposal in writing. Any stockholder who desires to bring a proposal at the Fund's 2023 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement in accordance with Rule 14a-8 must deliver written notice thereof to the Secretary of the Fund (addressed to Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067). To be considered timely for the 2023 Annual Meeting, any such notice must be delivered to the Secretary of the Fund at the principal executive offices of the Fund at the address set forth on the first page of this Proxy Statement no earlier than October 20, 2022 and no later than 5:00 p.m. Eastern Time on November 19, 2022; provided, however, that if the 2023 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, such notice must be delivered to the Fund not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the date on which public announcement of the date of the 2023 Annual Meeting of Stockholders was first made. Any such notice by a stockholder shall set forth the information required by the Fund's Bylaws with respect to each nomination or matter the stockholder proposes to bring before the 2023 Annual Meeting of Stockholders.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called "householding." Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact D.F. King & Co., Inc. by calling (877) 283-0322, or by sending an e-mail to ares@dfking.com or by writing to D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005. Similarly, you may also contact D.F. King & Co., Inc. if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

Voting Results

Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund's next report to stockholders.

IT IS IMPORTANT THAT YOUR PROXY CARD BE COMPLETED PROMPTLY. EVEN IF YOU EXPECT TO PARTICIPATE IN THE ANNUAL MEETING VIRTUALLY, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE PROXY CARD AS SOON AS POSSIBLE.

March 22, 2022

SCAN TO VIEW MATERIALS & VOTEARES DYNAMIC CREDIT ALLOCATION FUND 800 CORPORATE POINTE, SUITE 300 CULVER CITY, CA 90230VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ARDC2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D73493-P72089KEEP THIS PORTION FOR YOUR RECORDSARES DYNAMIC CREDIT ALLOCATION FUNDTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYElection of Director: The Board of Directors of the Fund RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED BELOW IN PROPOSAL 1.Proposal 1 - To consider and vote upon the election of one Class III director, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2025 and until his successor is duly elected and qualifies.Nominee: For Withhold01) David A. Sachs ! !To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.The votes entitled to be cast by the undersigned will be cast in accordance with the specifications made above. If this Proxy is properly executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the election of the nominee for Director named above. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.IF THE SHARES ARE HELD JOINTLY, EACH OF YOU SHOULD SIGN. *IF YOU ARE AN EXECUTOR, ADMINISTRATOR, TRUSTEE, CORPORATE OFFICER, ETC., YOU SHOULD INDICATE THE CAPACITY IN WHICH YOU ARE SIGNING. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.arespublicfunds.com.D73494-P72089ANNUAL MEETING OF STOCKHOLDERS of: Ares Dynamic Credit Allocation Fund to be held on May 12, 2022This proxy is solicited on behalf of the Board of DirectorsThe undersigned stockholder of the Fund hereby acknowledges receipt of the Fund’s proxy materials dated March 22, 2022 and the Notice of the Annual Meeting of Stockholders of the Fund, the terms of each of which are incorporated herein by reference. The undersigned hereby appoints Ian Fitzgerald and Scott Lem, or either of them, as attorneys, agents and proxies, each with full power of substitution and revocation, and hereby authorizes each of them to attend the Annual Meeting of Stockholders of the Fund scheduled to be held on May 12, 2022, at 8:30 a.m., Pacific Time, including any adjournments or postponements thereof and at any meeting called in lieu thereof (the "Annual Meeting"), to cast on behalf of the undersigned as directed on the reverse side all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting.The undersigned hereby revokes any other proxy or proxies heretofore given with respect to the Annual Meeting and hereby ratifies and confirms all action the herein named attorneys, agents and proxies, their substitutes, or any of them may lawfully take by virtue hereof.If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as directed on the reverse side. If this proxy is properly executed but no direction is made, the votes entitled to be cast by the undersigned will be cast FOR the election of the nominee as Director. The votes entitled to be cast by the undersigned will be cast in the discretion of the herein named attorneys, agents and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting.This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE SEE REVERSE SIDE

ARES DYNAMIC CREDIT ALLOCATION FUND 800 CORPORATE POINTE, SUITE 300 CULVER CITY, CA 90230SCAN TO VIEW MATERIALSARES DYNAMIC CREDIT ALLOCATION FUND THE ENCLOSED MATERIALS HAVE BEEN SENT TO YOU FOR INFORMATIONAL PURPOSES ONLYMeeting Information Meeting Type: Annual Meeting For holders as of: March 14, 2022 Date: May 12, 2022 Time: 8:30 a.m., PDTLocation:Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/ARDC2022.The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/ARDC2022 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).D75833-Z82351ARES DYNAMIC CREDIT ALLOCATION FUNDTHE ENCLOSED MATERIALS HAVE BEEN SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY

SCAN TO VIEW MATERIALSARES DYNAMIC CREDIT ALLOCATION FUND THE ENCLOSED MATERIALS HAVE BEEN SENT TO YOU FOR INFORMATIONAL PURPOSES ONLYMeeting Information Meeting Type: Annual Meeting For holders as of: March 14, 2022 Date: May 12, 2022 Time: 8:30 a.m., PDTLocation:Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/ARDC2022.The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/ARDC2022 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).D75834-P72117THE ENCLOSED MATERIALS HAVE BEEN SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY